SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2005

                             Cirilium Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-18184                   52-1507455
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(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            file number)             Identification No.)

   625 N. Flagler Drive, Suite 509
   West Palm Beach, FL                                                  33401
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (561) 491-0935


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          (Former name or former address, if changes since last report)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2005, we filed a Certificate of Designation of Series A Convertible Preferred Stock ("Series A Preferred") with the Secretary of State of Delaware. In accordance with this Certificate of Designation, we are authorized to issue a total of Twenty Five Thousand (25,000) shares of Series A Preferred. Each share of Series A Preferred has a par value of $.001 per share and is convertible into shares of our common stock, $ 0.001 par value, at a conversion price of $0.10 ("Conversion Price"). The face amount will be One Hundred Dollars ($100.00) per share of Series A Preferred. The holders of the shares of Series A Preferred shall be entitled to receive dividends at a dividend rate equal to fifteen percent (15%) per annum payable in shares of our unregistered, restricted common stock at the then-applicable Conversion Price. Beginning ninety (90) days after the original issue date of the share(s) of Series A Preferred, we may elect to convert, at the then-applicable Conversion Price, some or all of the outstanding shares of Series A Preferred into Common Stock at any time and from time to time. A copy of the Certificate of Designation of Series A Convertible Preferred Stock is attached as Exhibit 4.1 to this Current Report and incorporated herein by reference.

On November 9, 2005, we filed a Certificate of Elimination with the Secretary of State of Delaware eliminating from the Certificate of Incorporation the authorization for our Series B Convertible Redeemable Preferred Stock, Series D Preferred Stock, and 12% $4.00 Cumulative Convertible Preferred Stock inasmuch as no shares of any such Series are issued and outstanding. A copy of the Certificate of Elimination is attached as Exhibit 4.2 to this Current Report and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.         Description
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4.1*                Certificate of Designation of Series A Convertible Preferred
                    Stock, as filed with the Secretary of State of Delaware on November 9, 2005.

4.2* Certificate of Elimination of Series B Convertible Redeemable Preferred Stock, Series D Preferred Stock, and 12% $4.00 Cumulative Convertible Preferred Stock, as filed with the Secretary of State of Delaware on November 9, 2005.

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*     Filed herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Cirilium Holdings, Inc.
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                                  (Registrant)

      Date: November 15, 2005

            By: /s/  Matthew J. Cohen
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                Matthew J. Cohen, Chief Executive Officer and
                Chairman of the Board of Directors